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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2001


                          Discover Card Master Trust I
                    ----------------------------------------
               (Exact name of registrant as specified in charter)



             Delaware                0-23108                51-0020270
             --------                -------                ----------
            (State of              (Commission            (IRS Employer
           Organization)          File Number)          Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                          19720
-----------------------------------------------------         -----
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable




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Item 5.    Other Events

                  Series 2001-5. On May 24, 2001, $1,000,000,000 aggregate
principal amount of Series 2001-5 5.30% Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 2001-5 5.65% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of May 24, 2001, for Series 2001-5 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7. Exhibits


Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc One Capital Markets, Inc., Barclays Capital Inc. and Commerzbank Capital Markets Corp., dated May 17, 2001.

Exhibit 4.1 Series Supplement with respect to Series 2001-5 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of May 24, 2001.


Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of May 24, 2001.


Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2001-5, dated as of May 24, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Discover Card Master Trust I
                                   (Registrant)


                                 By: Discover Bank
                                     (Originator of the Trust)


Date:  May 24, 2001              By: /s/ Michael F. Rickert
                                     --------------------------------
                                     Michael F. Rickert
                                     Vice President, Chief Accounting
                                       Officer and Treasurer





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                                INDEX TO EXHIBITS


Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc One Capital Markets, Inc., Barclays Capital Inc. and Commerzbank Capital Markets Corp., dated May 17, 2001.


Exhibit 4.1 Series Supplement with respect to Series 2001-5 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of May 24, 2001.


Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of May 24, 2001.


Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2001-5, dated as of May 24, 2001.






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